EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement File No. 33-57119 of our reports dated December 18, 1996 included in HRE Properties' Form 10-K for the year ended October 31, 1996 and to all references to our Firm included in this Registration Statement.


                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                         Arthur Andersen LLP

New York, New York
March 12, 1997